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                                                                   Exhibit 10.11


                       HARBORSIDE HEALTHCARE CORPORATION

               1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     Harborside Healthcare Corporation., a Delaware corporation (the "Company"), hereby formulates and adopts the following Stock Option Plan (the "Plan") for non-employee directors of the Company.

     1.  Purpose.  The purpose of the Plan is to secure for the Company the
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benefits of the additional incentive inherent in the ownership of common stock, par value $.01 per share, of the Company ("Common Stock") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors.

     2.  Administration.  The Plan is intended to allow the non-employee
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directors receiving grants pursuant to it to be, with respect to other stock plans of the Company, "disinterested persons" as defined in Rule 16b-3 ("Rule 16b-3") as promulgated and interpreted by the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act") and, accordingly, is intended to be self-governing to the extent required by Rule 16b-3. To this end, the Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company (the "Board of Directors"). The Board of Directors may, in its discretion, delegate to the Chief Executive Officer of the Company all authority and responsibility to act pursuant to this Plan. All references to the "Plan Administrator" in this Plan shall refer to either the Board of Directors or the Chief Executive Officer, depending upon whether the Board of Directors has delegated its authority pursuant to this Section 2.

     Subject to the express provisions of the Plan, the Plan Administrator shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determination of the Plan Administrator shall be conclusive.

     3.  Common Stock Subject to Options.  Subject to the adjustment provisions
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of Paragraph 16 below, a maximum of 105,000 shares of Common Stock may be made subject to options granted under the Plan. If, and to the extent that, options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new options may be granted in respect of the shares covered by such terminated, expired or canceled options. The granting and terms of such new options shall comply in all respects with the provisions of the Plan.
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     Shares issued upon the exercise of any option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury or both. There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Stock, shares of Common Stock held in the Company's treasury, or both, equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

     4.  Individuals Eligible.  Only directors of the Company who are not
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employees of the Company or any affiliate of the Company ("Outside Directors")
shall participate in the Plan.

     5.  Grant of Options.  A director receiving an option pursuant to the Plan
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is hereinafter referred to as an "Optionee."

         (a) Each person who is an Outside Director on the effective date of the initial public offering of the shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933 (the "IPO Effective Date") shall receive an option to purchase 15,000 shares of Common Stock on the IPO Effective Date.

         (b) Each person who is first elected, appointed or otherwise becomes an Outside Director after the IPO Effective Date shall receive an option to purchase 15,000 shares of Common Stock on the date such person first becomes an Outside Director.

         (c) Each person who is an Outside Director on January 1 of each year occurring after the IPO Effective Date and during the term of the Plan shall, on such January 1, receive an option to purchase 3,500 shares of Common Stock.

     6.  Type of Options.  All options granted under the Plan shall be
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"nonqualified" stock options subject to the provisions of section 83 of the
Internal Revenue Code of 1986, as amended (the "Code").

     7.  Form of Agreements with Optionees.  Each option granted pursuant to the
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Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall provide for in such option.

     8.  Price.
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     (a) The option price of each share of Common Stock purchasable under any option granted pursuant to the Plan on the IPO Effective Date
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shall be equal to the offering price per share of Common Stock in connection with the registered initial public offering of the Common Stock.

     (b) The option price of each share of Common Stock purchasable under all other options granted pursuant to the Plan shall be the Fair Market Value (as defined below) of a share of Common Stock on the date the option is granted. For purposes of the Plan, "Fair Market Value" of a share of Common Stock as of any grant date shall mean:

     (i) the mean between the high and low sales prices of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for the immediately preceding trading date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date), or if, there were no sales on such date, on the closest preceding date on which there were sales of Shares; or

     (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Plan Administrator based upon the valuation of an independent appraiser.

  9.  Vesting of Options.  Each option granted to an Optionee hereunder shall
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vest and become exercisable in full on the one year anniversary of the date such option is granted.

  10.  Duration of Options.  Notwithstanding any provision of the Plan to the
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contrary, the unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

       (a) The expiration of ten years from the date on which such option was granted;

       (b) The expiration of one year from the date the Optionee's service as an Outside Director shall terminate by reason of death or Disability;

       (c) The date the Optionee's service as an Outside Director shall terminate by reason of "cause" (as hereafter defined). Termination by reason of "cause" shall mean termination (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any affiliate, (ii) for violation of a policy of the Company or any affiliate, or (iii) for serious and willful acts of misconduct detrimental to the business or reputation of the Company or any affiliate; and
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     (d) The expiration of three months from the date the Optionee's service as an Outside Director terminates other than by reason of death, Disability or termination for cause.

   11.  Exercise of Options.  An option granted under the Plan shall be deemed
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exercised when the person entitled to exercise the option (i) delivers written notice to the Company at its principal business office, directed to the attention of its Chief Financial Officer, of the decision to exercise and (ii) concurrently tenders to the Company full payment for the shares to be purchased pursuant to such exercise. Payment for shares with respect to which an option is exercised may be made in cash, check or money order or by shares of Common Stock owned by the Optionee for at least six months prior to exercise.

   12.  Nontransferability of Options.  No option or any right evidenced
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thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of an Optionee, only the Optionee (or the Optionee's court-appointed legal representative) may exercise an option.

   13.  Rights of Optionee.  Neither the Optionee nor the Optionee's executor
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or administrator shall have any of the rights of a stockholder of the Company with respect to the shares subject to an option until certificates for such shares shall actually have been issued upon the due exercise of such option. No adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such shares has been made therefor.

   14.  Right to Terminate Service.  Nothing in the Plan or in any option
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shall confer upon any Optionee the right to continue in service as an Outside
Director.

   15.  Nonalienation of Benefits.  No right or benefit under the Plan shall
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be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

   16.  Adjustment Upon Changes in Capitalization, etc.  In the event that the
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Board of Directors determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate
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transaction or event affects the shares of Common Stock such that an adjustment is determined by the Board of Directors in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board of Directors shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which options may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding options, and (iii) the grant or exercise price with respect to any option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option in consideration for the cancellation of such option.

     17.  Purchase for Investment.  Whether or not the options and shares
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covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

     18.  Termination and Amendment of Plan and Options.  Unless the Plan shall
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theretofore have been terminated as hereinafter provided, options shall be granted under the Plan, as provided in Paragraph 5 hereof, prior to the tenth anniversary of the IPO Effective Date on which date the Plan will expire, except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, have expired or have been canceled.

     The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements, (ii) the provisions of the Plan with respect to eligibility for participation or the timing or amount of grants of awards and the option price shall not be amended more than once every six months (other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder), and (iii) any amendment for which stockholder approval is required by law or in order to maintain continued qualification of the Plan under Rule 16b-3 shall not be effective until such approval has been obtained.

     No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to such option.
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     19.  Effective Date of Plan.  Upon adoption by the Company's Board of
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Directors, this Plan shall become effective as of the IPO Effective Date, subject, however, to its approval by the Company's shareholders within 12 months of the date of such adoption.

     20.  Government and Other Regulations.  The obligation of the Company with
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respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of any securities exchange on which the Common Stock may be listed.

     21.  Withholding.   An Optionee may be required to pay to the Company and
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the Company shall have the right and is hereby authorized to withhold from the settlement of any option granted hereunder or from any compensation or other amount owing to an Optionee the amount (in cash, shares of Common Stock, other securities, or other property) of any applicable withholding taxes in respect of an option or its exercise and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     22.  Separability.  If any part of the Plan is declared by any court or
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governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Paragraph or part of a Paragraph so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Paragraph or part of a Paragraph to the fullest extent possible while remaining lawful and valid.

     23.  Non-Exclusivity of the Plan.  Neither the adoption of the Plan by the
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Board of Directors nor the submission of the Plan to the shareholders of the
Company for approval shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     24.  Governing Law.  The Plan shall be governed by, and construed in
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accordance with, the laws of the Commonwealth of Massachusetts.

     25.  Exculpation.  It is understood that the obligations incurred by the
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Company under or with respect to this Plan do not constitute personal obligations of the Directors, officers, employees or shareholders of the Company, or of any such Directors, officers, employees or shareholders, and shall not create or involve any claim against, or personal liability on the part of, them or any of them. The Optionees agree to look solely to the assets of the Company for satisfaction of any
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liability of the Company under or with respect to the Plan and not to seek recourse against any such Directors, officers, employees or shareholders, or any of them or any of their personal assets for such satisfaction.